Exhibit 99.1

Computer Horizons Announces Chief Financial Officer Resignation

Barbara Moss Appointed Chief Financial Officer

          MOUNTAIN LAKES, N.J., April 17 /PRNewswire-FirstCall/ -- Computer Horizons Corp. (Nasdaq: CHRZ), a strategic solutions and professional services company, announced today that Michael J. Shea, the Company’s Chief Financial Officer, has resigned effective April 28 to take another opportunity.  “Mike weathered several storms during his 11 years at CHC, served tirelessly, and contributed greatly.  He has been a highly valued member of our team.  We wish him continued success in his new position,” said CHC President and CEO Dennis J. Conroy.

          Barbara Moss, currently Director of Internal Audit, will be appointed CFO effective April 28.  Ms. Moss in her current role, worked closely with Mr. Shea and the Board of Directors.  Prior to joining CHC, Ms. Moss served as: Vice President of Client Services at i2 Technologies; Chief Operating Officer at NextGenMarkets, Inc, and Senior Vice President, Information Technology and Chief Information Officer at Alliant Exchange Corporation; and Vice President, Controller and Chief Compliance Officer at Compaq Corporation.  Ms. Moss has a MBA in finance from Bernard Baruch College and a B.S. in Business Administration from Geneva College.  “With Barbara’s broad business experience and history with CHC, we are confident that she, working closely with Marci Braunstein our Corporate Controller, will assume her new responsibilities quickly and effectively,” said Dennis Conroy.

          About Computer Horizons Corp.

          Computer Horizons Corp. (Nasdaq: CHRZ) provides professional information technology (IT) services to a broad array of vertical markets, including financial services, healthcare, pharmaceutical, telecom, consumer packaged goods, as well as the Federal government, through its wholly-owned subsidiary, RGII Technologies, Inc.  CHC’s wholly-owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise’s business functions.  For more information on Computer Horizons, visit www.computerhorizons.com.

          Forward-Looking Statements

          This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,”  “expect,”  “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, but not limited to, risks associated with unforeseen technical difficulties, the ability to meet customer requirements, market acceptance of service offerings, changes in technology and standards, the ability to complete cost reduction initiatives, dependencies on certain technologies, delays, market acceptance and competition, as well as other risks described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.  All forward-looking statements included in this press release are based on information available to the Company on the date hereof.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

          Investor/Media Contact:
          Lauren Felice
          Computer Horizons Corp.
          lfelice@computerhorizons.com
          917.575.7265 mobile
          973.299.4061 office

SOURCE  Computer Horizons Corp.
          -0-                                                            04/17/2006
          /CONTACT:  Lauren Felice of Computer Horizons Corp., mobile: +1-917-575-7265, office: +1-973-299-4061, lfelice@computerhorizons.com/
          /Web site:  http://www.computerhorizons.com /
          (CHRZ)